FEDERATED INTERNATIONAL EQUITY FUND - CLASS A SHARES FEDERATED
INTERNATIONAL INCOME FUND - CLASS A SHARES
(PORTFOLIOS OF INTERNATIONAL SERIES, INC.)

SUPPLEMENT TO THE PROSPECTUSES DATED JANUARY 31, 1997

Effective August 1, 1997, the program allowing an exemption from the front-end sales charge for purchases of Class A Shares of the Funds with proceeds from redemptions of unaffiliated investment companies (the `NAV Exchange Program') will be discontinued. Please delete all references to the NAV Exchange Program where they appear in the Funds' prospectuses. Of course, other exemptions from the sales charge may apply. See the section entitled `Reducing or Eliminating the Sales Charge.''


                                                              July 30, 1997
FEDERATED INVESTORS
Federated Securities Corp. Distributor


Cusip 46031P308 (FIEF) and 46031P100 (FIIF)
G02147-01 (7/97)